UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 21, 2011

THE SAVANNAH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-18560	58-1861820
State of Incorporation	SEC File No.	Tax I.D. No.

25 Bull Street, Savannah, GA 31401
(Address of principal executive offices) (Zip Code)

912-629-6486
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c)

Item 5.07          Submission of Matters to a Vote of Security Holders

The Savannah Bancorp Annual Meeting of Shareholders was held on April 21, 2011 (the “Annual Meeting”). At the Annual Meeting 5,146,291 shares of common stock, or approximately 71% of the 7,199,136 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.

Set forth are the matters acted upon by The Savannah Bancorp, Inc. (the "Company") shareholders and the final voting results on each matter.

1.	Election of Directors.
One director was nominated by the Board of Directors for election and four directors were nominated by the Board of Directors for re-election, each to hold office for a three year tem expiring at the Annual Meeting of Shareholders in 2014.  Results of voting were as follows:

	Voted For	Votes Withheld	Broker Non-Vote
Jerry O’Dell Keith	3,792,674	19,967	1,333,650
Francis A. Brown	3,793,022	19,619	1,333,650
L. Carlton Gill	3,163,740	648,901	1,333,650
John C. Helmken II	3,790,527	22,114	1,333,650
Robert T. Thompson, Jr.	3,163,740	648,901	1,333,650

2.	Ratification of Independent Registered Public Accountants.
         Shareholders voted to approve the selection of Mauldin & Jenkins, LLP as independent registered public accountants to audit the
                 Company's financial statements for the year 2011. There were 5,031,270 shres of common stock voted in favor of the ratification and 37,603 shares of common stock voted against.  The holders of 77,418 shares of common stock abstained.

3.	Approval, on an Advisory Basis, of Executive Compensation Paid to Our Named Executive Officers.
On an advisory basis, the shareholders voted to approve the executive compensation paid to our named executive officers disclosed in the Company’s Proxy Statement dated April 1, 2011. There were 3,729,520 shares of common stock that voted for approval, 60,100 shares of common stock voted against approval and 26,816 shares of common stock that abstained. There were 1,329,855 broker non-votes on the proposal.

4.	Approval, on an Advisory Basis, of Frequency of the Advisory Vote on Executive Compensation Paid to Our Named Executive Officers.
On an advisory basis, the shareholders voted to select the option of “every three years” for future advisory votes on executive compensation.  There were 895,534 shares of common stock that voted for “one year”, 16,375 shares of common stock that voted for “every two years”, 2,855,526 shares of common stock that voted for “every three years” and 39,871 shares of common stock that abstained.  There were 1,338,985 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Savannah Bancorp, Inc. (Registrant)

By: /s/ Michael W. Harden, Jr.               Date: April 26, 2011
Michael W. Harden, Jr.
Chief Financial Officer

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